UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 2, 2010

CHINA FORESTRY INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-25765	87-0429748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 517, No. 18 Building Nangangjizhoing District Hi-Tech Development Zone Harbin, Heilongjiang Province, People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

011-86-0451-87011257
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by China Forestry, Inc., a Nevada corporation (the “Registrant” or “CHFY”), in connection with the items set forth below.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 2, 2010, CHFY dismissed MaloneBailey, LLP (“MaloneBailey”) as the Registrant’s independent registered public accounting firm.

For the years ended December 31, 2008 and 2009, MaloneBailey issued an audit report on the Registrant’s consolidated balance sheet as of December 31, 2008 and 2009, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the year then ended. The report of MaloneBailey on the foregoing financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope or accounting principles, except for an explanatory paragraph related to the Registrant’s ability to continue as a going concern.

In addition, MaloneBailey reviewed management’s prepared consolidated financial statements for the Registrant for the quarter ended March 31, 2010.

During the years ended December 31, 2008 and 2009, and from January 1, 2010 through July 30, 2010, (i) there were no disagreements between the Registrant and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference to the subject matter of disagreement in connection with its reports on the Registrant’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On August 2, 2010, we engaged Yichien Yeh, CPA (“Yeh”) as the Registrant’s new independent registered public accounting firm.  During the past two years ended December 31, 2008 and 2009, and from January 1, 2010 to August 2, 2010, the Registrant did not consult with Yeh regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements.  The Registrant’s Board of Directors recommended, authorized, and approved the decision to dismiss MaloneBailey as our independent registered public accounting firm and to engage Yeh to serve as our independent registered public accounting firm on August 2, 2010.

On August 5, 2010, we provided MaloneBailey with a copy of this Form 8-K, and requested that MaloneBailey furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements within ten (10) business days of the filing of this Form 8-K. MaloneBailey provided us with such a letter on August 6, 2010.  The letter is attached as Exhibit 16.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1           Letter from MaloneBailey, LLP, dated August 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FORESTRY, INC.

Date: August 6, 2010	By:	/s/ TIAN, Yuan
TIAN, Yuan Chief Executive Officer and Director

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